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                              VAN KAMPEN PACE FUND

                         SUPPLEMENT DATED JULY 22, 2008
                                     TO THE
          CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES PROSPECTUS
                            DATED OCTOBER 31, 2007,
                AS PREVIOUSLY SUPPLEMENTED ON NOVEMBER 20, 2007
                                    AND THE
                  CLASS I SHARES AND CLASS R SHARES PROSPECTUS
                             DATED OCTOBER 31, 2007

The Prospectuses are hereby supplemented as follows:

    On July 22, 2008, shareholders of Van Kampen Strategic Growth Fund (the "Strategic Growth Fund") voted to approve the reorganization of the Strategic Growth Fund into Van Kampen Pace Fund (the "Pace Fund"). It is anticipated that the reorganization will close on or about August 22, 2008 (the "Closing Date"). On the Closing Date, the Strategic Growth Fund will transfer to the Pace Fund all of its assets and liabilities and the Pace Fund will in turn transfer to the Strategic Growth Fund a number of its Class A Shares, Class B Shares, Class C Shares, Class I Shares and Class R Shares equal in value to the value of the net assets of the Strategic Growth Fund transferred to the Pace Fund as of the Closing Date. The Strategic Growth Fund expects to distribute the Class A Shares, Class B Shares, Class C Shares, Class I Shares and Class R Shares of the Pace Fund to its shareholders promptly after the Closing Date and then dissolve pursuant to a plan of dissolution adopted by its Board of Trustees. As of close of business on July 22, 2008, the Pace Fund will be renamed the "Van Kampen Capital Growth Fund."

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

                                                                    PACESPT 7/08